EXHIBIT INDEX


Exhibit         Description of Document
Number

EX-99.B1.1      Articles of Incorporation of TCI Portfolios,  Inc. dated June 3,
                1987 (filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000002,  and  incorporated herein by reference).

EX-99.B1.2      Articles of Amendment  of TCI  Portfolios,  Inc.  dated July 22,
                1988 (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000002,  and  incorporated herein by reference).

EX-99.B1.3      Articles of Amendment of TCI  Portfolios,  Inc. dated August 11,
                1993 (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000002,  and  incorporated herein by reference).

EX-99.B1.4      Articles  Supplementary of TCI Portfolios,  Inc., dated November
                30, 1992 (filed as Exhibit 1.4 to  Post-Effective  Amendment No.
                18 to the Registration Statement on Form N-1A of the Registrant,
                File No. 33-14567, accession #814680-96-000007, and incorporated herein by reference).

EX-99.B1.5      Articles Supplementary of TCI Portfolios,  Inc., dated April 24,
                1995 (filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000007,  and  incorporated herein by reference).

EX-99.B1.6      Articles Supplementary of TCI Portfolios,  Inc., dated March 11,
                1996 (filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, and incorporated herein by reference).

EX-99.B1.7      Articles of Amendment of TCI  Portfolios,  Inc.,  dated April 1,
                1997 (filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, and incorporated herein by reference).

EX-99.B1.8      Articles  Supplementary of American Century Variable Portfolios,
                Inc.  dated May 1, 1997 (filed as Exhibit 1.8 to  Post-Effective
                Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, and incorporated herein by reference).

EX-99.B2        Amended and Restated  By-Laws of TCI  Portfolios,  Inc.(filed as
                Exhibit 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B5.1      Investment Management Agreement between TCI Portfolios, Inc. and
                Investors  Research  Corporation  dated August 1, 1994 (filed as
                Exhibit 5 to Post-Effective Amendment No. 17 to the Registration
                Statement  on Form N-1A of the  Registrant,  File No.  33-14567,
                accession   #814680-96-000002,   and   incorporated   herein  by
                reference).

EX-99.B5.2      Addendum to Investment Management Agreement dated April 1, 1996, between TCI Portfolios,  Inc. and Investors Research Corporation
                (filed as Exhibit 5.2 to Post-Effective  Amendment No. 18 to the
                Registration Statement on Form N-1A of the Registrant,  File No.
                33-14567, accession #814680-96-000007, and incorporated herein by reference).

EX-99.B6.1      Distribution  Agreement between TCI Portfolios,  Inc., Twentieth
                Century Capital Portfolios,  Inc.,  Twentieth Century Investors,
                Inc.,  Twentieth  Century  Premium  Reserves,   Inc.,  Twentieth
                Century  Strategic Asset  Allocations,  Inc.,  Twentieth Century
                World Investors,  Inc. and Twentieth  Century  Securities,  Inc.
                dated September 3, 1996.

EX-99.B6.2      Amendment  No.  1 to  Distribution  Agreement  between  American
                Century  Variable  Portfolios,  Inc.,  American  Century Capital
                Portfolios,  Inc., American Century Mutual Funds, Inc., American
                Century Premium Reserves, Inc., American Century Strategic Asset
                Allocations, Inc., American Century World Mutual Funds, Inc. and
                American Century Investment Services, Inc. dated June 13, 1997.

EX-99.B8.1      Custody  Agreement  dated  September  12,  1995,  with UMB Bank,
                N.A.(filed  as Exhibit 8.2 to  Post-Effective  Amendment No. 17,
                File No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B8.2      Amendment No. 1 to Custody  Agreement with UMB Bank,  N.A. dated
                January  25,  1996  (filed  as  Exhibit  8b  to   Post-Effective
                Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B8.3      Master Agreement by and between Twentieth Century Services, Inc.
                and  Commerce  Bank,  N. A. dated  January  22,  1997  (filed as
                Exhibit  B8e  to   Post-Effective   Amendment   No.  76  to  the
                Registration  Statement on Form N-1A of American  Century Mutual
                Funds, Inc., File No. 2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.B8.4      Global Custody  Agreement  between The Chase  Manhattan Bank and the  Twentieth  Century and Benham  Funds,  dated August 9, 1996
                (filed as Exhibit B8 to  Post-Effective  Amendment No. 31 to the
                Registration   Statement  on  Form  N-1A  of  American   Century
                Government  Income Trust,  File No.  2-99222,  filed February 7,
                1997, and incorporated herein by reference).

EX-99.B9        Transfer Agency Agreement with Twentieth Century Services,  Inc.
                (formerly J. E. Stowers & Company) dated October 15, 1987 (filed as Exhibit 9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, and incorporated herein by reference).

EX-99.B10       Opinion and Consent of Janet A. Nash, Esq.

EX-99.B11       Consent  of  Baird,  Kurtz &  Dobson  (filed  as  Exhibit  11 to
                Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on Form N-1A, File No. 33-14567, and incorporated herein by reference).

EX-99.B12.1     Annual Report of VP Capital Appreciation  (formerly known as TCI
                Growth) for the year ended December 31, 1996 (filed February 25,
                1997,  File  No.  33-14567,  accession  #814680-97-000001,   and
                incorporated herein by reference).

EX-99.B12.2     Annual  Report of VP Balanced  (formerly  known as TCI Balanced)
                for the year ended  December 31, 1996 (filed  February 25, 1997,
                File No. 33-14567, accession #814680-97-000001, and incorporated herein by reference).

EX-99.B12.3     Annual Report of VP Advantage  (formerly known as TCI Advantage)
                for the year ended  December 31, 1996 (filed  February 25, 1997,
                File No. 33-14567, accession #814680-97-000001, and incorporated herein by reference).

EX-99.B12.4     Annual  Report  of  VP  International  (formerly  known  as  TCI
                International)  for the year  ended  December  31,  1996  (filed
                February    25,    1997,    File   No.    33-14567,    accession
                #814680-97-000001, and incorporated herein by reference).

EX-99.B12.5     Annual Report of VP Value  (formerly known as TCI Value) for the year ended December 31, 1996 (filed  February 25, 1997, File No.
                33-14567, accession #814680-97-000001, and incorporated herein by reference).

EX-99.B16       Schedule of Computation for Performance  Advertising  Quotations
                (filed as Exhibit 16 to  Post-Effective  Amendment No. 20 to the
                Registration Statement on Form N-1A of the Registrant,  File No.
                33-14567, and incorporated herein by reference).

EX-99.B17       Power of Attorney  dated  February 15, 1997 (filed as Exhibit 17 to Post-Effective Amendment No. 20 to the Registration Statement
                on  Form  N-1A  of  the  Registrant,   File  No.  33-14567,  and
                incorporated herein by reference).

EX-27.1.1       Financial   Data  Schedule  for  American   Century  VP  Capital
                Appreciation.

EX-27.7.2       Financial Data Schedule for American Century VP Balanced.

EX-27.7.3       Financial Data Schedule for American Century VP Advantage.

EX-27.1.4       Financial Data Schedule for American Century VP International.

EX-27.1.5       Financial Data Schedule for American Century VP Value.